UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2016
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Power Integrations, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	000-23441	94-3065014
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5245 Hellyer Avenue
San Jose, California 95138-1002
(Address of principal executive offices)

(408) 414-9200
(Registrant’s telephone number, including area code)
______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation Matters

On January 26, 2016, the Compensation Committee of the Board of Directors of Power Integrations, Inc. (the “Company”) took the following compensation actions with respect to the Company’s chief executive officer, chief financial officer, and other “named executive officers” as defined in Rule 402 of SEC Regulation S-K (collectively, the “Officers”).

2015 Performance Based Incentive Plan

The Compensation Committee determined that the minimum net revenue and non-GAAP operating income performance levels under the 2015 Performance Based Incentive Plan (the “2015 Bonus Plan”) were not met, but sufficient strategic goals were met to achieve payout at the 26.2% level; accordingly, the performance stock units granted to the Officers in January 2015 under the 2015 Bonus Plan vested as to 26.2% of the target number of shares for each Officer.

2016 Performance Based Incentive Plan

Approved the 2016 Performance Based Incentive Plan (the “2016 Bonus Plan”) as follows:

Each Officer, as described below, was granted performance stock units, referred to as “PSUs,” which will vest (referred to as a “payout” below) based on Company performance as against the 2016 Bonus Plan’s established net revenue targets, non-GAAP operating income targets and strategic goals, each as established by the Compensation Committee. The 2016 target net revenue and non-GAAP operating income levels are intended to have difficulty in attainment levels consistent with the Company’s 2015 Bonus Plan.

The portion of the performance stock units granted under the 2016 Bonus Plan that will vest will be calculated independently for each of its net revenue, non-GAAP operating income and strategic goals components. “Net revenue” is as set forth in the Company’s annual report for 2016 to be filed with the Securities and Exchange Commission (“SEC”). “Non-GAAP operating income” means operating income for 2016 determined in accordance with GAAP but excluding the following items:  (i) stock-based compensation expenses recorded under Accounting Standards Codification 718-10; (ii) amortization of acquisition-related intangible assets, and the fair-value write-up of acquired inventory; (iii) any other mergers and acquisitions related expenses; and (iv) any other adjustment made to arrive at the Company’s non-GAAP financial information as presented in the Company’s SEC filings. Further, in the event of any mergers, acquisitions or divestitures, or any patent or other litigation settlements or judgments, during the performance period, the net revenue and non-GAAP operating income targets shall be adjusted based on a revised plan approved by the Board of Directors. The strategic goals component is made up of five different strategic goals for the Company.

Weighting of the target components is as follows:

Net revenue	40%
Non-GAAP operating income	40%
Strategic goals	20%
Total	100%

 Net Revenue Component of the 2016 Bonus Plan:

No payout will be made under the net revenue component of the 2016 Bonus Plan if the Company's 2016 actual net revenue does not exceed at least the established minimum amount of net revenue as set forth in the 2016 Bonus Plan. To the extent 2016 actual net revenue increases above the minimum amount of net revenue, the payout increases linearly from zero at the minimum amount of net revenue as set forth in the 2016 Bonus Plan up to 100% of the net revenue component of the target when actual net revenue equals target net revenue in the 2016 Bonus Plan, and continues increasing linearly thereafter as actual net revenue increases, up to a maximum of 200% of the net revenue component of the target when actual net revenue equals or exceeds the established target to achieve the maximum amount payout under the net revenue component of the 2016 Bonus Plan.

Non-GAAP Operating Income Component of the 2016 Bonus Plan:

No payout will be made under the non-GAAP operating income component of the 2016 Bonus Plan if the Company's 2016 actual non-GAAP operating income does not exceed at least the established minimum amount of non-GAAP operating income as set forth in the 2016 Bonus Plan. To the extent 2016 actual non-GAAP operating income increases above the minimum amount of non-GAAP operating income, the payout increases linearly from zero at the minimum amount of non-GAAP operating income as set forth in the 2016 Bonus Plan up to 100% of the non-GAAP operating income component of the target when actual non-GAAP operating income equals target non-GAAP operating income in the 2016 Bonus Plan, and continues increasing linearly thereafter as actual non-GAAP operating income increases, up to a maximum of 200% of the non-GAAP operating income component of the target when actual non-GAAP operating income equals or exceeds the established target to achieve the maximum amount payout under the non-GAAP operating income component of the 2016 Bonus Plan.

Strategic Goals Component of the 2016 Bonus Plan:

Each of the five goals in the strategic goals component of the 2016 Bonus Plan is assigned a percentage, which percentages range from 1% to 13.5%, and which collectively add up to 20%. If the Company's 2016 actual achievement of a goal does not exceed at least the established minimum requirement for a particular goal, then no amount is earned for that goal. To the extent 2016 actual performance for a goal is better than the established minimum for the goal, then the payout increases linearly from zero at the minimum amount of performance as set forth in the 2016 Bonus Plan up to 100% of the amount for that goal when actual performance equals target performance for that goal in the 2016 Bonus Plan, and continues increasing linearly thereafter as actual performance increases, up to a maximum of 200% for the specific goal when actual performance equals or exceeds the established target to achieve the maximum payout under the specific goal as set forth in the 2016 Bonus Plan.

2016 Target Performance Stock Units

Approved the 2016 target performance stock units for the Officers as follows:

Executive Officer	Title	2016 Target PSUs
Balu Balakrishnan	President and Chief Executive Officer	11,000
Sandeep Nayyar	Chief Financial Officer	3,500
Douglas Bailey	Vice President, Marketing	2,500
Clifford Walker	Vice President, Corporate Development	2,800

The actual number of shares subject to the performance stock units is twice the target level shown in the table above to enable the payout of up to 200% of the target amount if the actual net revenue, non-GAAP operating income and strategic goals achievement equal or exceed the established levels to achieve the maximum amount of the 2016 Bonus Plan.

2016 Restricted Stock Unit Grants

Approved restricted stock unit, referred to as RSU, grants under the Company's 2007 Equity Incentive Plan to the following Officers:

Executive Officer	Title	2016 RSU Grants
Balu Balakrishnan	President and Chief Executive Officer	48,000
Sandeep Nayyar	Chief Financial Officer	12,000
Douglas Bailey	Vice President, Marketing	8,400
Clifford Walker	Vice President, Corporate Development	9,000

The RSU grants will be effective on the grant date. Twenty-five percent (25%) of the RSUs vest on the one year anniversary of the vesting commencement date (as specified in the Officers' RSU award agreements), and an additional twenty-five percent (25%) of the RSUs vest annually over the next three (3) years thereafter, subject to the respective Officer's continuous service.

2016 Long Term Performance Based Incentive Plan (“2016 PRSU Plan”)
Approved the 2016 Long Term Performance Based Incentive Plan as follows:

Each Officer, as described below, was granted long term performance stock units, referred to as “PRSUs,” which will vest (referred to as a “payout” below) based on Company performance as against the 2016 PRSU Plan's established 2018 net revenue target, as established by the Compensation Committee. The 2018 net revenue target level is intended to have a difficulty in attainment level consistent with the Company’s 2016 Bonus Plan target net revenue level with the additional element of achieving a multi-year target for net revenue growth. The portion of the performance stock units that will vest will be calculated based on the Company’s 2018 net revenue and awarded in early 2019 upon approval by the Compensation Committee. “Net revenue” is as set forth in the Company’s annual report for 2018 to be filed with the SEC. Further, in the event of any mergers, acquisitions or divestitures, or any patent or other litigation settlements or judgments, during the performance period, the net revenue target shall be adjusted based on a revised plan approved by the Board of Directors.

No payout will be made in early 2019 under the 2016 PRSU Plan if the Company's 2018 actual net revenue does not exceed at least the established minimum amount of net revenue as set forth in the 2016 PRSU Plan. To the extent 2018 actual net revenue increases above the minimum amount of net revenue, the payout increases linearly from zero at the minimum amount of net revenue as set forth in the 2016 PRSU Plan up to 100% of the net revenue component of the target when actual net revenue equals target net revenue in the 2016 PRSU Plan, and continues increasing linearly thereafter as actual net revenue increases, up to a maximum of 200% of the net revenue component of the target when actual net revenue equals or exceeds the established target to achieve the maximum amount payout of the 2016 PRSU Plan. Except to the extent provided in the executive officer benefits agreements between the Company and each Officer, each Officer must be employed through the end of the performance period to receive stock pursuant to the PRSUs under the 2016 PRSU Plan.

2016 Target PRSUs
Approved the target 2016 PRSUs for the Officers as follows:

Executive Officer	Title	2016 Target PRSUs
Balu Balakrishnan	President and Chief Executive Officer	16,000
Sandeep Nayyar	Chief Financial Officer	4,000
Douglas Bailey	Vice President, Marketing	2,800
Clifford Walker	Vice President, Corporate Development	3,000

The actual number of shares subject to the PRSUs is twice the target level shown in the table above to enable the payout of up to 200% of the target amount if actual net revenue equals or exceeds the established level to achieve the maximum amount of the 2016 PRSU Plan.

2016 Salaries

Approved the 2016 salaries for the Officers, to be effective April 1, 2016, as follows:

Executive Officer	Title	2016 Salary
Balu Balakrishnan	President and Chief Executive Officer	$560,000
Sandeep Nayyar	Chief Financial Officer	$340,000
Douglas Bailey	Vice President, Marketing	$310,000
Clifford Walker	Vice President, Corporate Development	$325,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power Integrations, Inc.

By:	/s/ SANDEEP NAYYAR
	Name:	Sandeep Nayyar
	Title:	Chief Financial Officer

Dated:  January 29, 2016